QuickLinks -- Click here to rapidly navigate through this document

Exhibit 21.01

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Associated Madison Companies, Inc.	Delaware
AMAD Holdings Inc.	Delaware
Citigroup Insurance Holding Corporation	Georgia
Primerica Shareholder Services *	Georgia
The Travelers Insurance Company	Connecticut
190 S. LaSalle Associates L.L.C.	Illinois
440 South LaSalle LLC	Delaware
American Financial Life Insurance Company	Texas
Carlton Arms of Bradenton, LLLP	Florida
Citigroup Alternative Investments Limited Real Estate Mezzanine Investments III LLC *	Delaware
Citigroup Alternative Investments Opportunity Fund I, LLC	Delaware
Tishman Speyer/Citigroup Alternative Investments Associates	Delaware
Citigroup Alternative Investments Opportunity Fund II, LLC	Delaware
Tishman Speyer/Citigroup Alternative Investments Real Estate Venture, L.P. *	Delaware
125 High Street, L.P.	Delaware
TST 375 Hudson, L.L.C.	Delaware
TST 525 West Monroe, L.L.C.	Delaware
TST Mountain Bay, L.L.C.	Delaware
TST One Indiana, L.L.C.	Delaware
Citigroup Alternative Investments Opportunity Fund III Associates, LLC *	Delaware
Citigroup Alternative Investments Opportunity Fund III, LLC	Delaware
Citigroup Alternative Investments Opportunity Fund V (Domestic), LLC	Delaware
Tishman Speyer/Citigroup Alternative Investments U.S. Real Estate Venture V, L.P. *	Delaware
Citigroup Investments Highland Park, LLC	Colorado
Highland Park Ventures, LLC	Colorado
Citigroup Investments Oakmont Lane, LLC	Delaware
Citigroup Investments Schaumberg Windy Point LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Windy Point of Schaumberg LLC	Delaware
Citigroup Investments York Road LLC	Delaware
York Road Properties LLC	Delaware
Corrigan TGP LLC	Texas
Corrigan Timberlands LP *	Texas
Corrigan TLP LLC	Delaware
Euro TI Investments LLC	Delaware
Greenwich Street Capital Partners, L.P. *	Delaware
Greenwich Street Investments, L.L.C.	Delaware
Greenwich Street Capital Offshore Fund, Ltd. *	British Virgin Is.
Greenwich Street Investments, L.P.	New York
Griphon Marlins Investors Ltd. *	Florida
Hollow Creek, L.L.C.	Connecticut
Station Hill, L.L.C.	Connecticut
One Financial Place Corporation *	Delaware
One Financial Place Holdings, LLC *	Delaware
One Financial Place, LP *	Delaware
Plaza LLC	Connecticut
Keeper Holdings LLC *	Delaware
CitiStreet LLC **	Delaware
CitiStreet International, LLC **	Delaware
CitiStreet Australia Pty Limited **	Australia
CitiStreet Retirement Services LLC **	New Jersey
CitiStreet Associates LLC **	Delaware
CitiStreet Advisors LLC **	New Jersey
CitiStreet Associates Insurance Agency of Massachusetts LLC **	Massachusetts
CitiStreet Associates of Hawaii LLC **	Hawaii

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
CitiStreet Associates of Montana LLC **	Montana
CitiStreet Associates of Texas, Inc. **	Texas
CitiStreet Equities LLC **	New Jersey
CitiStreet Financial Services LLC **	New Jersey
CitiStreet Funds Management LLC **	New Jersey
CitiStreet Mortgage Services, Inc. **	New Jersey
Travelers Asset Management International Company LLC	New York
Tower Square Securities, Inc.	Connecticut
Tower Square Securities Insurance Agency of Alabama, Inc.	Alabama
Tower Square Securities Insurance Agency of Massachusetts, Inc.	Massachusetts
Tower Square Securities Insurance Agency of New Mexico, Inc.	New Mexico
Tower Square Securities Insurance Agency of Ohio, Inc.	Ohio
Tower Square Securities Insurance Agency of Texas, Inc.	Texas
Travelers Distribution LLC	Delaware
Travelers Investment Advisers, Inc.	Delaware
Primerica Life Insurance Company	Massachusetts
CitiLife Financial Limited	Ireland
National Benefit Life Insurance Company	New York
Primerica Financial Services (Canada) Ltd.	Canada
PFSL Investments Canada Ltd.	Canada
Primerica Life Insurance Company of Canada	Canada
Primerica Client Services Inc. <Canada>	Canada
Primerica Financial Services Ltd.	Canada
TL&A Insurance Distribution LLC	Delaware
Ryan/Citigroup Investments Chandler Freeways LLC	Delaware
Ryan/Travelers Kierland, LLC	Delaware
SSB Private Selections, LLC *	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Salomon Smith Barney Private Selection Fund I, LLC *	New York
The Travelers Life and Annuity Company	Connecticut
Euro TL Investments LLC	Delaware
TIC European Real Estate LP LLC	Delaware
TIC/Nevada La Entrada, LLC	Delaware
Nevada La Entrada Partners, L.L.C.	Delaware
Tishman Speyer/Citigroup Alternative Investments Associates III, L.L.C.	Delaware
Tishman Speyer/Citigroup Alternative Investments Real Estate Venture III, L.L.C.*	Delaware
TLA Holdings LLC	Delaware
Citigroup Mortgage Securities Corporation	Delaware
The Prospect Company	Delaware
Panther Valley, Inc.	New Jersey
Travelers European Investments LLC	Connecticut
Travelers International Investments Ltd.	Cayman Is.
Tribeca Citigroup Investments Ltd. *	Cayman Is.
TriCounty Grove	Florida
Trumbull Street Equity Investments LLC	Delaware
Umbrella Bear, Inc.	Florida
WT Leasing, Inc.	Delaware
WT Equipment Partners, L.P. *	Delaware
The Travelers Life and Annuity Reinsurance Company	South Carolina
Mid-America Insurance Services, Inc.	Georgia
Primerica Client Services, Inc. <USA>	Delaware
Primerica Convention Services, Inc.	Georgia
Primerica Finance Corporation	Delaware
PFS Distributors, Inc.	Georgia
PFS Investments Inc.	Georgia

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
PFS T.A., Inc.	Delaware
Primerica Financial Services Home Mortgages, Inc.	Georgia
Primerica Financial Services Home Mortgages Limited Partnership of Arizona	Delaware
Primerica Financial Services Home Mortgages Limited Partnership of Ohio	Ohio
Primerica Financial Services Home Mortgages Limited Partnership of Tennessee	Tennessee
Primerica Financial Services, Inc.	Nevada
CitiSolutions Financial Limited	Ireland
CITISOLUTIONS FINANCIAL (UK) LIMITED	England & Wales
Primerica Financial Insurance Services of Texas, Inc.	Texas
Primerica Financial Marketing Partnership *	Delaware
Primerica Financial Services Agency of New York, Inc.	New York
Primerica Financial Services Insurance Marketing of Idaho, Inc.	Idaho
Primerica Financial Services Insurance Marketing of Maine, Inc.	Maine
Primerica Financial Services Insurance Marketing of Nevada, Inc.	Nevada
Primerica Financial Services Insurance Marketing of Pennsylvania, Inc.	Pennsylvania
Primerica Financial Services Insurance Marketing of the Virgin Islands, Inc.	U.S. Virgin Is.
Primerica Financial Services Insurance Marketing of Wyoming, Inc.	Wyoming
Primerica Financial Services Insurance Marketing, Inc.	Delaware
Primerica Financial Services of Alabama, Inc.	Alabama
Primerica Financial Services of Arizona, Inc.	Arizona
Primerica Financial Services of Kentucky, Inc.	Kentucky
Primerica Financial Services of New Mexico, Inc.	New Mexico
Primerica Insurance Agency of Massachusetts, Inc.	Massachusetts
Primerica Insurance Marketing Services of Puerto Rico, Inc.	Puerto Rico
Primerica Insurance Services of Louisiana, Inc.	Louisiana
Primerica Services, Inc.	Georgia
SL&H Reinsurance, Ltd.	St. Kitts & Nevis

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Southwest Service Agreements, Inc.	North Carolina
CCC Fairways, Inc.	Delaware
Citigroup Alternative Investments Real Estate GP LLC	Delaware
Estithmaar IRE (GP) Limited	Cayman Is.
Citigroup Capital II	Delaware
Citigroup Capital III	Delaware
Citigroup Capital VI	Delaware
Citigroup Capital VII	Delaware
Citigroup Capital VIII	Delaware
Citigroup Capital IX	Delaware
Citigroup Capital X	Delaware
Citigroup Capital XI	Delaware
Citigroup FOF LLC	Delaware
Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC	Delaware
Citigroup Global Markets Holdings Inc.	New York
Azabu Credit Management Company Ltd.	Cayman Is.
Citigroup Finance Limited Partnership *	Delaware
Citigroup Finance LLC	Delaware
Citigroup Financial Products Inc.	Delaware
ACC CFPI Loan Funding LLC	Delaware
AST StockPlan, Inc.	Delaware
ATV2 Loan Funding LLC	Delaware
Baek Ho Asset Securitization Specialty Limited	Korea
Black One Asset Securitization Specialty Limited	Korea
Blue I Asset Securitization Specialty Limited *	Korea
Blue Two Asset Securitization Specialty Limited *	Korea
Bushnell CFPI Loan Funding LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
CEFOF GP I Corp.	Delaware
Citigroup Employee Fund of Funds (Cayman) I, LP	Cayman Is.
Citigroup Employee Fund of Funds (DE-UK) I, LP	Delaware
Citigroup Employee Fund of Funds (UK) I, LP *	United Kingdom
CELFOF GP Corp.	Delaware
Citigroup Employee Fund of Funds (Master Fund) I, LP *	Delaware
Citigroup Employee Fund of Funds (US-UK) I, LP	Delaware
Citigroup Employee Fund of Funds I, LP	Delaware
Citi-Europe Co-Invest, L.P. *	Delaware
CHUD Corp.	Delaware
SBJV, LLC *	Delaware
SBRFC, LLC	Delaware
SFJV 2004-B, LLC	Delaware
CIGPF I CORP.	New York
T.I.M.L. S. DE R.L. DE C.V. *	Mexico
CITI BB-1 INVESTMENT FUND LLC	Delaware
Citicorp Securities Services, Inc.	Delaware
Citigroup Commercial Mortgage Asia Limited	Cayman Is.
Citigroup Commercial Mortgage Securities Inc.	Delaware
CITIGROUP DEPOSITARY SERVICES (FRANCE) *	France
Citigroup Derivatives Markets Inc.	Delaware
Citigroup Energy Inc.	Delaware
Citigroup Forex Inc.	Delaware
Citigroup Global Markets (International) Finance AG	Switzerland
CitiEquity Pan Europe Smaller Companies	Luxembourg
Citigroup Global Markets Holdings GmbH *	Switzerland
Citigroup Global Markets Financial Products LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Salomon Brothers Asia Growth Fund Limited	Cayman Is.
Citigroup Global Markets Hong Kong Holdings Limited *	Hong Kong
Citigroup Global Markets Asia Limited	Hong Kong
Citigroup Global Markets Hong Kong Futures And Securities Limited	Hong Kong
Citigroup Global Markets Hong Kong Nominee Limited	Hong Kong
Salomon Brothers Asset Management Asia Pacific Limited *	Hong Kong
Umbrella Asset Services Hong Kong Limited *	Hong Kong
Salomon Brothers Overseas Inc	Cayman Is.
Citigroup Global Markets (Proprietary) Limited	South Africa
Citigroup Global Markets Nominees (Proprietary) Limited	South Africa
Citigroup Global Markets Asia Capital Corporation Limited	Ireland
Citigroup Global Markets Asia Pacific Limited	Delaware
Citigroup Global Markets Australia Holdings Pty Limited	Australia
Citigroup Global Markets Australia Broker Holdings Pty Limited	Australia
Citigroup Global Markets Australia Pty Limited	Australia
Bow Lane Nominees Pty Ltd	Australia
Bowyang Nominees Pty Limited	Australia
Calex Nominees Pty Limited	Australia
Citigroup Global Markets New Zealand Limited	New Zealand
Palliser Nominees Limited	New Zealand
Dervat Nominees Pty Limited	Australia
Feta Nominees Pty Limited	Australia
Gymkhana Nominees Pty Limited	Australia
Skeet Nominees Pty Ltd	Australia
Citigroup Global Markets Australia Financial Products Limited	Australia
Citigroup Global Markets Australia Fixed Income Trading Pty Limited	Australia
Citigroup Global Markets Australia Nominees No. 2 Pty Limited	Australia

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Friday Services Pty Ltd	Australia
Smith Barney Citigroup Australia Pty Limited	Australia
Citigroup Global Markets China Limited	Hong Kong
Citigroup Global Markets Europe Finance Limited	England
Citigroup Global Markets Europe Limited*	England
Citigroup Global Markets Eastern Europe Limited	England
Citigroup Global Markets Limited	England
Citigroup Global Markets U.K. Equity Limited	England
Salomon Brothers Asset Management Limited*	England
Citigroup Global Markets Inc.	New York
Citigroup Global Markets Puerto Rico Inc.	Puerto Rico
Citigroup Global Markets Representacoes Ltda.*	Brazil
Foreign Fund 1 Fundo de Investimento Financeiro	Brazil
Capital Fundo De Investimento Financeiro	Brazil
Salomon Smith Barney/Travelers REF GP, LLC	Delaware
Salomon Smith Barney/Travelers Real Estate Fund, L.P.	Delaware
SBHU Life Agency, Inc.	Delaware
Robinson-Humphrey Insurance Services Inc.	Georgia
Robinson-Humphrey Insurance Services of Alabama, Inc.	Alabama
SBHU Life Agency of Arizona, Inc.	Arizona
SBHU Life Agency of Indiana, Inc.	Indiana
SBHU Life Agency of Ohio, Inc.	Ohio
SBHU Life Agency of Oklahoma, Inc.	Oklahoma
SBHU Life Agency of Texas, Inc.	Texas
SBHU Life Agency of Utah, Inc.	Utah
SBHU Life Insurance Agency of Massachusetts, Inc.	Massachusetts
SBS Insurance Agency of Hawaii, Inc.	Hawaii

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
SBS Insurance Agency of Idaho, Inc.	Idaho
SBS Insurance Agency of Maine, Inc.	Maine
SBS Insurance Agency of Montana, Inc.	Montana
SBS Insurance Agency of Nevada, Inc.	Nevada
SBS Insurance Agency of South Dakota, Inc.	South Dakota
SBS Insurance Agency of Wyoming, Inc.	Wyoming
SBS Insurance Brokerage Agency of Arkansas, Inc.	Arkansas
SBS Insurance Brokers of Kentucky, Inc.	Kentucky
SBS Insurance Brokers of New Hampshire, Inc.	New Hampshire
SBS Insurance Brokers of North Dakota, Inc.	North Dakota
SBS Life Insurance Agency of Puerto Rico, Inc.	Puerto Rico
Smith Barney Life Agency Inc.	New York
Citigroup Global Markets International LLC	Delaware
Cheapside (SSL) Limited	England
Cheapside Holdings (Jersey) Limited	Jersey, Channel Is.
JHSW Limited	England
Citigroup Global Markets (Guernsey) Limited	Guernsey, Channel Is.
Citigroup Asset Management Limited	England
Citigroup Global Markets Korea Securities Limited	Korea
Citigroup Global Markets Malaysia Sdn. Bhd.	Malaysia
Citigroup Global Markets Mauritius Private Limited*	Mauritius
Citigroup Global Markets Polska Spolka z ograniczona odpowiedzialnoscia	Poland
Citigroup Global Markets Realty Corp.	New York
Asia Mortgage Finance	Cayman Is.
Citigroup Commercial Mortgage Participation LLC	Delaware
MacA Inn LLC	Delaware
Nippon Real Estate Investment	Cayman Is.

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
VE Apartments LLC	New York
Citigroup Global Markets Singapore Holdings Pte. Ltd.	Singapore
Citigroup Global Markets Singapore Pte. Ltd.	Singapore
Citigroup Global Markets Singapore Securities Pte. Ltd.	Singapore
Citigroup Global Markets Taiwan Limited	Taiwan
Citigroup Index LLC	Delaware
Citigroup Irish Investor LLC	Delaware
Citigroup Mortgage Loan Trust Inc.	Delaware
Citigroup Payco LLC	Delaware
Citigroup Principal Investments Japan Ltd.	Cayman Is.
Citigroup Credit Management Company Ltd.	Cayman Is.
JNC Partners Limited	Japan
Citigroup Vehicle Securities Inc.	Delaware
Citigroup Risk Brokers Holding Company Inc.	Delaware
Citigroup Risk Brokers Inc.	Delaware
Corporate Loan Funding I LLC	Delaware
Corporate Loan Funding VI LLC	Delaware
Corporate Loan Funding VII LLC	Delaware
Corporate Loan Funding VIII LLC	Delaware
Corporate Loan Funding IX LLC	Delaware
Corporate Loan Funding XI LLC	Delaware
Corporate Loan Funding XII LLC	Delaware
ECL2 Funding LLC	Delaware
FBS CFPI Loan Funding LLC	Delaware
Huizhou One Limited	Mauritius
Huwest Company, L.L.C.	Delaware
Jeong Sang Asset Securitization Specialty Limited	Korea

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
KIL2 Loan Funding LLC	Delaware
Lava Trading Inc.	Delaware
Lava Trading Limited	England
Lindfield Trading Pty Limited	Australia
Rose Bay Trading Pty Limited	Australia
Liquidation Properties Holding Company Inc.	New York
Liquidation Properties Inc.	New York
NSPL, Inc.	New York
Loan Participation Holding Corporation	Delaware
Home MAC Government Financial Corporation	District of Columbia
Home MAC Mortgage Securities Corporation	District of Columbia
Localto S.p.A.	Italy
LT Investment I, LLC	New York
LT Investment II, LLC	New York
Millcreek CFPI Loan Funding LLC	Delaware
NETB Holdings LLC	Delaware
Orange One Asset Securitization Specialty Limited	Korea
PB-SB Investments, Inc	Delaware
PB-SB 1983 I	New York
PB-SB 1983 III	New York
PB-SB Ventures, Inc	Delaware
PB-SB 1985 VII	New York
PB-SB 1988 III	New York
PB-SB 1988 VIII	New York
Sagres—Sociedade de Titularizacao de Creditos, S.A.	Portugal
Salomon Brothers All Cap Value Fund	New York
Salomon Brothers Asset Management (Ireland) Ltd	Ireland

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Salomon Brothers Asset Management Inc	Delaware
Citigroup Asset Management Co., Ltd.	Japan
SBAM G.P. Inc.	Delaware
Salomon Brothers Housing Investment Inc	Delaware
Salomon Brothers International Operations (Japan) Inc.	Delaware
Salomon Brothers International Operations (Jersey) Limited	Jersey, Channel Is.
Salomon Brothers International Operations (Overseas) Limited	Jersey, Channel Is.
Salomon Brothers International Operations Inc	Delaware
Salomon Brothers Large Cap Core Equity Fund	New York
Salomon Brothers Mortgage Securities III, Inc	Delaware
Salomon Brothers Mortgage Securities VI, Inc	Delaware
Salomon Brothers Mortgage Securities VII, Inc	Delaware
Salomon Brothers Pacific Holding Company Inc	Delaware
Salomon Brothers Real Estate Development Corp	Delaware
Crow Wood Terrace Associates	Georgia
Salomon Brothers Russia Holding Company Inc	Delaware
ZAO "Citigroup Global Markets"*	Russia
Salomon Brothers Tosca Inc.	Delaware
Salomon Brothers Variable Large Cap Growth Fund	New York
Salomon Reinvestment Company, Inc	Delaware
Salomon Smith Barney Canada Holding Company*	Canada
Citigroup Global Markets Canada Inc.	Canada
Salomon Smith Barney Holdings (Thailand) Limited	Thailand
Salomon Smith Barney (Thailand) Limited*	Thailand
Salomon Smith Barney Securities Asia Limited	Hong Kong
Salomon Swapco Inc.	Delaware
Saturn Ventures, LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
SB Funding Corp.	Delaware
SB Motel Corp.	Delaware
Schroder (Malaysia) Holdings Sdn. Bhd.	Malaysia
Schroder Wertheim Holdings I Inc.	Delaware
Schroder Wertheim & Co. Inc. 1996 European Investment Partnership L.P.	Delaware
Schroders Malaysia (L) Berhad	Malaysia
Seven World Holdings LLC	Delaware
Citigroup Global Markets India Private Limited*	India
Seven World Technologies, Inc	Delaware
SKY CFPI Loan Funding LLC	Delaware
SOL2 Loan Funding LLC	Delaware
SSB BB Inc.	Delaware
SSBCP GP I Corp.	Delaware
SSB Capital Partners (Cayman) I, LP	Cayman Is.
SSB Capital Partners (DE-UK) I, LP	Delaware
SSB Capital Partners (UK) I, LP*	United Kingdom
SSBPIF GP Corp.	Delaware
SSB Capital Partners (Master Fund) I, LP*	Delaware
SSB Capital Partners (US-UK) I, LP	Delaware
SSB Capital Partners I, LP	Delaware
SSB Vehicle Securities Inc.	Delaware
Stedman CFPI Loan Funding LLC	Delaware
Structured Products Corp	Delaware
TCEP Participation Corp.	New York
TCP Corp.	Delaware
The Geneva Companies Inc.	Delaware
Geneva Merger & Acquisition Services of Canada (Ont.) Inc.	Ontario, Canada

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
The Yield Book Inc.	Delaware
ULT CFPI Loan Funding LLC	Delaware
Umbrella Asset Services Korea Ltd.	South Korea
Umbrella Finance Company Limited	Cayman Is.
Umbrella Hong Kong Finance Limited	Hong Kong
Wertheim Energy Corporation	Delaware
Citigroup Global Markets (Loan Notes) Inc.	Delaware
Citigroup Global Markets Commercial Corp.	Delaware
Citigroup Global Markets Securities Investment Consulting Co., Ltd.	Taiwan
Citigroup Global Markets Services GmbH	Germany
Citigroup Holdco Finance Inc.*	Delaware
Citigroup General Partner LLC	Delaware
Citigroup Funding Limited Partnership	Delaware
Citigroup International Finance	Cayman Is.
Citigroup Managed Futures LLC	Delaware
Citigroup Diversified Futures Fund L.P.	New York
CTA Capital LLC	Delaware
Hutton Investors Futures Fund, L.P. II	Delaware
JWH Strategic Allocation Master Fund LLC	New York
Salomon Smith Barney AAA Energy Fund L.P. II	New York
Salomon Smith Barney Diversified 2000 Futures Fund L.P.	New York
Salomon Smith Barney Equity Plus Futures Fund L.P.	New York
Salomon Smith Barney Fairfield Futures Fund L.P.	New York
Salomon Smith Barney Global Diversified Futures Fund L.P.	New York
Salomon Smith Barney Orion Futures Fund L.P.	New York
Salomon Smith Barney Riverton Futures Fund L.P.	New York
SB AAA Master Fund LLC	New York

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Shearson Mid-West Futures Fund	New York
Shearson Select Advisors Futures Fund L.P.	Delaware
Smith Barney AAA Energy Fund L.P.	New York
Smith Barney Diversified Futures Fund L.P.	New York
Smith Barney Diversified Futures Fund L.P. II	New York
Smith Barney Global Markets Futures Fund L.P.	New York
Smith Barney Mid-West Futures Fund LP II	New York
Smith Barney Potomac Futures Fund, L.P.	New York
Smith Barney Principal Plus Futures Fund L.P. II	New York
Smith Barney Principal Plus Futures Fund LP	New York
Smith Barney Tidewater Futures Fund L.P.	New York
Smith Barney Westport Futures Fund L.P.	New York
Nextco Inc.	Delaware
Pendragon Guinevere Fund LLC	England
Phibro Energy Production, Inc.	Delaware
Phibro Inc.	Delaware
MC2 Technologies, Inc.	Delaware
Phibro Energy Clearing, Inc.	Delaware
Phibro Futures and Metals Limited	England
Phibro GmbH	Switzerland
Phibro (Asia) Pte Ltd	Singapore
Scanports Limited	England
Turavent Oil AG	Switzerland
Scanports Shipping, Inc.	Delaware
Phibro Resources Corp.	Delaware
R-H Capital, Inc.	Delaware
R-H/Travelers, L.P.*	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
R-H Capital Partners, L.P.	Delaware
R-H Venture Capital, LLC	Delaware
Robinson-Humphrey Netlanta(sm) Fund I, L.P.	Georgia
SB Cayman Holdings I Inc.	Delaware
Smith Barney Private Trust Company (Cayman) Limited *	Cayman Is.
Greenwich (Cayman) I Limited	Cayman Is.
Greenwich (Cayman) II Limited	Cayman Is.
Greenwich (Cayman) III Limited	Cayman Is.
SB Cayman Holdings II Inc.	Delaware
SB Cayman Holdings III Inc.	Delaware
Smith Barney Credit Services (Cayman) Ltd. *	Cayman Is.
SB Cayman Holdings IV Inc.	Delaware
Smith Barney (Ireland) Limited	Ireland
Smith Barney Cayman Islands, Ltd.	Cayman Is.
Salomon Global Horizons Global Equity Fund	Cayman Is.
Smith Barney Europe Holdings, Ltd.	England
Smith Barney Fund Management LLC	Delaware
Citi Fund Management Inc.	Delaware
Citigroup Asset Management Australia Limited	Australia
Smith Barney Management Company (Ireland) Limited	Ireland
SSB Greenwich Street Partners LLC	Delaware
Salomon Smith Barney/Greenwich Street Capital Partners II, L.P.	Delaware
SSB Private Management LLC	Delaware
Salomon Smith Barney Hicks Muse Partners L. P.	Delaware
Smith Barney Global Capital Management, Inc.	Delaware
Smith Barney Private Trust GmbH	Switzerland
Smith Barney Realty, Inc.	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Smith Barney Risk Investors, Inc.	Delaware
Smith Barney Consulting Partnership, LP	Delaware
Smith Barney Investors L.P.	Delaware
Smith Barney Venture Corp.	Delaware
SSB Keeper Holdings LLC	Delaware
Citigroup Payco I LLC	Delaware
Citigroup Payco II LLC	Delaware
Citigroup Payco III LLC	Delaware
Targets Trust XIII	Delaware
Targets Trust XIV	Delaware
Targets Trust XV	Delaware
Targets Trust XVI	Delaware
Targets Trust XVII	Delaware
Targets Trust XVIII	Delaware
Targets Trust XIX	Delaware
Targets Trust XX	Delaware
Targets Trust XXI	Delaware
Targets Trust XXII	Delaware
Targets Trust XXIII	Delaware
The Travelers Investment Management Company	Connecticut
TIMCO ALPHA I, LLC	Connecticut
Citigroup Holdings Company	Delaware
Citicorp	Delaware
Associates Mexico Holdings, LLC	Delaware
Grupo Financiero Associates, S.A. de C.V.	Mexico
Arrendadora Financiera Associates, S.A. de C.V., Organizacion Auxiliar del Credito, Grupo Financiero Associates	Mexico

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Associates Servicios de Mexico, S.A. de C.V.	Mexico
Credito Familiar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, Grupo Financiero Associates	Mexico
Servicios Corporativos Credito Familiar, S.A. de C.V.	Mexico
Hipotecaria Associates, S.A. de C.V., Sociedad Financiera de Objeto Limitado, Grupo Financiero	Mexico
Sociedad Financiera Associates, S.A. de C.V., Sociedad Financiera de Objeto Limitado, Grupo Financiero Associates	Mexico
Citibank (Nevada), National Association	United States
Citi Cards Nevada Acceptance Corp.	Delaware
Citibank Delaware	Delaware
Citicorp Credit Services, Inc. (Delaware)	Delaware
Citicorp Delaware Equity, Inc.	Delaware
Fairfax Holdings, Inc.	Delaware
Citicorp Del-Lease, Inc.	Delaware
Citicorp Aircraft Management, Inc.	Delaware
Citicorp Bankers Leasing Corporation	Delaware
Bankers Leasing Corporation	Massachusetts
BLC Corporation	Utah
Citicorp Bankers Leasing Finance Corporation	Delaware
Commonwealth Control, Inc.	Delaware
Commonwealth Plan, Inc., The	Massachusetts
Commonwealth System, Inc., The	Massachusetts
Financial Leasing Corporation	Massachusetts
Pacific Plan, Inc., The	Massachusetts
CBL Capital Corporation	Delaware
Citicorp Delaware Properties, Inc.	Delaware
Citicorp Nevada Credit, Inc.	Nevada
Citicorp Nevada Leasing, Inc.	California

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
G.W.L. Leasing Company, Incorporated	California
GXW Corporation	California
Citicorp Insurance Agency, Inc.	Delaware
Citicorp Insurance Agency of Nevada, Inc.	Nevada
Citicorp Life Insurance Company *	Arizona
Citicorp Assurance Co.	Delaware
First Citicorp Life Insurance Company	New York
Citicorp Railmark, Inc.	Delaware
Citicorp U.S. Holdings Netherlands, Inc.	Delaware
Citicorp Holdings Netherlands B.V.	Netherlands
Citibank, N.A.	United States
399 Venture Partners, Inc.	Delaware
ACC CBNA Loan Funding LLC	Delaware
AEL Leasing Co., Inc.	Pennsylvania
CitiCapital Technology Finance, Inc.	Pennsylvania
AEL Holdings, Inc.	Delaware
Reseller Finance Corporation	Delaware
Associates International Services, LLC	Delaware
ATV Loan Funding LLC	Delaware
AVL Loan Funding LLC	Delaware
Ball (Nominee) & Co., L.L.C.	Delaware
Banco de Honduras S.A.	Honduras
Barnes & Co., L.L.C.	Delaware
Benco & Co., L.L.C.	Delaware
Borden & Co., L.L.C.	Delaware
Bushnell CBNA Loan Funding LLC	Delaware
C.A.R.D. Realty Corp.	New York

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Camwil Lease, Inc.	Delaware
Citicorp Investor Lease, Inc.	Delaware
Citicorp Multilease (SEF), Inc.	Delaware
CDL Loan Funding LLC	Delaware
Citi (Nominees) Limited	Hong Kong
Citi Argentina (ABF) Trust *	Bahamas
Citi Center Building Corporation	Philippines
Citi Tower Building Corporation	Philippines
Citibank (Congo) S.A.R.L.	Dem. Republic of Congo
Citibank (South Dakota), National Association	United States
Citi Cards South Dakota Acceptance Corp.	Delaware
Citi Omni-S Finance LLC	Delaware
CitiHousing, Inc.	South Dakota
Universal Card Services LLC	Delaware
Citibank Agencia de Valores S.A.	Chile
Citibank Consumers Nominee Pte. Ltd.	Singapore
Citibank Corredores de Seguros Limitada	Chile
Citibank del Peru S.A.	Peru
Citibank International	United States
Citibank-Maghreb	Morocco
Citibank Mortgage Reinsurance, Inc.	Vermont
Citibank Nominees (Ireland) Limited	Ireland
Citibank Nominees Singapore Pte. Ltd.	Singapore
Citibank Overseas Investment Corporation	United States
Administradora de Fondos de Pensiones y Cesantias S.A. Colfondos	Colombia
Associates International Holdings Corporation	New York
ACONA B.V.	Netherlands

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Associates Financial Corporation Limited	England & Wales
Associates Capital Limited	England & Wales
Avco Trust *	England & Wales
CitiFinancial Holdings Limited	England & Wales
CitiFinancial Europe plc	England & Wales
Citi capital Fleet Limited	England & Wales
Citi financial (Guernsey) Limited	Guernsey, Channel Is.
Citi Financial (Isle of Man) Limited	England & Wales
Citi Financial (Jersey) Limited	Jersey, Channel Is.
Citi Financial Print Limited	England & Wales
Citi Insurance Administration Services Limited	England & Wales
Future Mortgages Limited	England & Wales
Future Mortgages 1 Limited	England & Wales
Citifinancial Limited	England & Wales
CitiInsurance General Insurance Compa ny Limited	England & Wales
CitiInsurance Life Assurance Company Limited	Scotland
Associates Credit Card Taiwan Inc.	Taiwan
Associates Finance Taiwan, Inc.	Taiwan
Associates Financial Services (Mauritius) LLC *	Mauritius
Associates India Holding Company Private Limited	India
Citifinancial Consumer Finance India Limited	India
CFJ K.K. *	Japan
AIC Card Services, Inc.	Japan
CITIFINANCIAL CORPORATION *	Philippines
Citifinancial Japan, Co., Ltd.	Japan
CitiFinancial Services of Puerto Rico, Inc.	Puerto Rico
Citigroup International Luxembourg Limited	England

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citigroup International Netherlands B.V.	Netherlands
Citigroup Netherlands B.V.	Netherlands
Citicorp Vermogensverwaltungs GmbH	Germany
Citicorp Vermogensverwaltungs GmbH & Co. Finanz KG *	Germany
Citigroup Participation Luxembourg Limited *	United Kingdom
Associates Capital (Bahamas) Limited	Bahamas
Citibank (Channel Islands) Limited	Jersey, Channel Is.
CCIL (Nominees) Limited	Jersey, Channel Is.
CCIL Pension Scheme Trustees Limited	Jersey, Channel Is.
Citicorp Financial Services Corporation	Puerto Rico
Citigroup (Jersey) Limited	Jersey, Channel Is.
Cititrust (Bahamas) Limited	Bahamas
Albacore Investments, Ltd.	Bahamas
Antares Associates Limited	Bahamas
Astaire Associates Limited	Bahamas
Beaconsfield Holdings Limited	Bahamas
Cititrust Services Limited	Bahamas
Donat Investments S.A.	Bahamas
First National Nominees, Ltd.	Bahamas
Hitchcock Investments S.A.	Bahamas
Madeleine Investments S.A.	Bahamas
Providence Associates, Ltd.	Bahamas
Cititrust (Cayman) Limited	Cayman Is.
Brennan Limited	Cayman Is.
Buchanan Limited	Cayman Is.
Tyler Limited	Cayman Is.
Cititrust (Jersey) Limited	Jersey, Channel Is.

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Secundus Nominees (Jersey) Limited	Jersey, Channel Is.
Tertius Nominees (Jersey) Limited	Jersey, Channel Is.
Cititrust (Switzerland) Limited	Switzerland
TRV/RCM Corp.	Delaware
AIC Associates Canada Holdings, Inc.	Ontario, Canada
Banco Citibank S.A.	Brazil
Citibank-Corretora de Cambio, Titulos e Valores Mobiliarios S.A.	Brazil
Citibank-Distribuidora de Titulos e Valores Mobiliarios S.A.	Brazil
Banco de Desarrollo Citicorp, S.A.	Dominican Republic
Citinversiones de Titulos y Valores (Puesto de Bolsa) S.A.	Dominican Republic
Bangkok e'Service Ltd.	Thailand
Bank Handlowy w Warszawie S.A. *	Poland
Bank Rozwoju Cukrownictwa S.A.	Poland
Budowa Centrum Plac Teatralny Sp. z o.o.	Poland
Citileasing Sp. z o.o. *	Poland
Handlowy Leasing S.A.	Poland
Dom Maklerski Banku Handlowego S.A.	Poland
Handlowy Investments II S.a.r.l.	Luxembourg
Handlowy Investments S.A. *	Luxembourg
Handlowy—Inwestycje II Sp. z o.o.	Poland
Handlowy—Inwestycje Sp. z o.o.	Poland
Handlowy Zarzadzanie Aktywami S.A.	Poland
PPTE Diament S.A.	Poland
Towarzystwo Funduszy Inwestycyjnych BH S.A.	Poland
Cannes Participacoes Ltda. *	Brazil
CCSCI, Inc.	Puerto Rico
Citicards Credit Services, Inc.	Puerto Rico

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
CFMC, Inc.	Puerto Rico
Centaur Investment Corporation	Delaware
Citi Cards Canada Inc.	Canada
Citi Inversiones, S.A. de C.V.	El Salvador
Citi Valores de El Salvador S.A. de C.V.	El Salvador
Citi Overseas Investments Bahamas Inc. *	Bahamas
Citigroup Overseas Investment LLC	Delaware
Citigroup Global Markets Finance Corporation & Co. beschrankt haftende KG *	Germany
CCD Immobilien Beteiligungs GmbH	Germany
Citicorp Akademie GmbH	Germany
Citicorp Deutschland GmbH *	Germany
Citibank Privatkunden AG & Co. KGaA *	Germany
Citicorp Dienstleistungs GmbH	Germany
Citicorp Kartenservice GmbH	Germany
Citicorp Management AG	Germany
Citifinanzberatung GmbH	Germany
Citigroup Global Markets Deutschland AG & Co. KGaA	Germany
Citigroup Global Markets Management AG	Germany
Citicorp Leasing (Deutschland) GmbH	Germany
Gamma Trans Leasing Verwaltungs GmbH	Germany
Achtundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Dreiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Dritte Gamma W(ertpapier) I(nvestitions) P(ortfolio) GbR	Germany
Fuenfundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Gamma Trans Leasing Verwaltungs GmbH & Co. Achte Finanzierungs-Management KG	Germany
Gamma Trans Leasing Verwaltungs GmbH & Co. Neunte Finanzierungs-Management KG	Germany

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Gamma Trans Leasing Verwaltungs GmbH & Co. Sechste Finanzierungs-Management KG	Germany
Gamma Trans Leasing Verwaltungs GmbH & Co. Siebte Finanzierungs-Management KG	Germany
Gamma Trans Leasing Verwaltungs GmbH & Co. Vierte Finanzierungs-Management KG	Germany
Gamma W(ertpapier) (Investitions) P(ortfolio) 1 GbR	Germany
Gamma W(ertpapier) (Investitions) P(ortfolio) II GbR	Germany
Neunundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Sechsundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Siebenundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Zehnte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Zwoelfte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Geno Asset Finance GmbH	Germany
Citicorp Operations Consulting GmbH	Germany
Citigroup Investment Deutschland Kapitalanlagegesellschaft mit beschrankter Haftung	Germany
Citigroup Realty Services GmbH	Germany
Citigroup Global Markets Finance LLC	Delaware
Diners Club Switzerland Ltd.	Switzerland
Plaza Holdings LLC	Delaware
Salomon Brothers Investments LLC	Delaware
Citi-Info, S.A. de C.V.	Mexico
Citi-Inmobiliaria e Inversiones, S.A. de C.V.	Honduras

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

Place of Incorporation
Citibank (Slovakia) a.s.	Slovak Republic
Citibank a.s.	Czech Republic
Citibank Anonim Sirketi	Turkey
Citibank Belgium S.A./N.V.	Belgium
Citibank Berhad	Malaysia
Citicorp Nominee (Malaysia) Sendirian Berhad	Malaysia
Citicorp Nominees (Asing) Sdn. Bhd.	Malaysia
Citicorp Nominees (Tempatan) Sdn. Bhd.	Malaysia
Citibank Canada	Canada
1169513 Ontario Inc.	Canada
2490827 Nova Scotia Limited	Canada
3086148 Nova Scotia Company	Canada
3121615 Canada Inc.	Canada
Palace Place Limited Partnership	Canada
3278662 Canada Inc.	Canada
Bershaw & Company	Canada
Citibank Canada Investment Funds Limited	Canada
Citibank Nominees Ltd.	Canada
Citicorp Capital Investors Ltd.	Canada
Citicorp Vendor Finance, Ltd.	Canada
Citibank Capital Corporation	Cayman Is.
Citibank-Colombia S.A. *	Colombia
Cititrust Colombia S.A. Sociedad Fiduciaria *	Colombia
Citi-Colombia (Nassau) Limited	Bahamas
Leasing Citibank S.A. Compania de Financiamiento Comercial	Colombia
Citibank Espana S.A.	Spain
Cantabra de Aviacion, Sociedad Limitada	Spain

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

Place of Incorporation
Citi Operaciones A.I.E. *	Spain
Citi Recovery, A.I.E. *	Spain
Citibank Broker Correduria de Seguros S.A.	Spain
Citiconsulting A.I.E. *	Spain
Citicorp Customer Services S.L. *	Spain
Citifin S.A. E.F.C. *	Spain
Citibank Finance Limited	Singapore
Citibank Holdings Ireland Limited	Ireland
Citibank Ireland Financial Services plc *	Ireland
Forum Financial Group Polska Spolka z o.o.	Poland
Obsluga Funduszy Inwestycyjnych Spolka z o.o.	Poland
Citigroup Capital Finance Ireland Limited	England
Citigroup Partners UK *	England
Citibank Investments Limited	England
CIB Properties Limited	England
Citi Pensions & Trustees Limited	England
Citibank International plc	England
CitiCapital Leasing Limited	England
CitiCapital Leasing (March) Limited	England
CitiCapital Leasing (June) Limited	England & Wales
Citifinance Oy	Finland
Citipartners Services Group A.I.E. *	Spain
Diners Assurances SARL	France
Vidacos Nominees Limited	England
Citibank London Nominees Limited	England
Citibank Pensions Trustees Ireland Ltd.	Ireland
Citiclient Nominees No 1 Limited	Wales

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citiclient Nominees No 2 Limited	Wales
Citiclient Nominees No 3 Limited	Wales
Citiclient Nominees No 4 Limited	Wales
Citiclient Nominees No 5 Limited	Wales
Citiclient Nominees No 6 Limited	Wales
Citiclient Nominees No 7 Limited	Wales
Citiclient Nominees No 8 Limited	Wales
Citicorp Trustee Company Limited	England
Capital Residential Fund Nominee No.1 Limited	England
Capital Residential Fund Nominee No.2 Limited	England
Citiclient (CPF) Nominees Limited	Wales
Citiclient (CPF) Nominees No 2 Limited	Wales
CTCL (BUKP) Fund Nominee No. 1 Limited	England
CTCL (BUKP) Fund Nominee No. 2 Limited	England
CTCL Property MHI Nominees No 1 Limited	England
CTCL Property MHI Nominees No 2 Limited	England
Norwich Property Trust Limited	England
Citicorporate Limited	England
CitiFriends Nominee Limited	England
Citigroup (UK) Pension Trustee Limited	England
Citiloans Limited	England
Citinet Limited	England
Citivic Nominees Limited	England
CUIM NOMINEE LIMITED	England
N.C.B. Trust Limited	England
National City Nominees Limited	England
Citibank Korea Inc. *	South Korea

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citibank Malaysia (L) Limited	Malaysia
CITIBANK MERCADO DE CAPITALES, C.A. CITIMERCA, CASA DE BOLSA	Venezuela
Citibank Romania S.A.	Romania
Citibank Rt.	Hungary
Citicorp Hungary Administrative Services Ltd. *	Hungary
EKB Kereskedelmi es Szolgaltato Kft.	Hungary
Citibank Securities (Taiwan) Limited	Taiwan
Citibank Tanzania Limited	Tanzania
Citibank Uganda Limited	Uganda
CitiBusiness-Leasing Financial Services Company Limited	Hungary
CitiCapital Korea Inc.	Korea
Citicard S.A.	Argentina
Citicorp Administradora de Inversiones S.A.	Argentina
Citicorp Asesora de Seguros S.A.	Argentina
Citicorp Capital Asia (Taiwan) Ltd.	Taiwan
Citicorp Capital Asia Limited	Bahamas
Citicorp China Investment Management (BVI) Limited	British Virgin Is.
Citicorp China Investment Management Limited	Hong Kong
CVC Asia Pacific Limited	Hong Kong
CVC Asia Pacific (Australia) Limited	Hong Kong
CVC Asia Pacific (Japan) Limited	Hong Kong
Healthcote Limited	Hong Kong
Citicorp Capital Markets Sociedad Anonima	Argentina
Citicorp Valores S.A. Sociedad de Bolsa *	Argentina
Citicorp Capital Markets Uruguay S.A.	Uruguay
Citicorp Capital Philippines, Inc. *	Philippines
Citicorp Capital Sdn. Bhd.	Malaysia

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citicorp Credit	Guam
Citicorp Finance (India) Limited	India
Citicorp Capital Markets Limited	India
Citicorp Maruti Finance Ltd.	India
CitiFinancial Retail Services India Limited	India
CitiFinancial Insurance Services India Limited	India
Citicorp Finance (Thailand) Limited	Thailand
Citicorp Finance International Ltd.	Bermuda
Citicorp Financial Services Limited	Hong Kong
Citicorp Finanziaria S.p.A.	Italy
Citicorp FSC I Ltd.	Bermuda
Citicorp General Insurance Agency Corporation	Taiwan
Citicorp Insurance Agency Co., Ltd.	Taiwan
Citicorp International Securities Finance Ltd	United Kingdom
Citicorp Inversora S.A. Gerente de Fondos Comunes de Inversion	Argentina
Citicorp Investicni Spolecnost, a.s.	Czech Republic
Citicorp Leasing (Thailand) Limited	Thailand
Citicorp Leasing Argentina S.A.	Argentina
Citicorp Leasing International, Inc.	Delaware
Citicorp Card Services, Inc.	Delaware
Citicorp Diners Club Japan Kabushiki Kaisha	Japan
Citi Cards Japan Kabushiki Kaisha	Japan
Citicorp Credit, Inc.	Japan
Citilease Company Ltd.	Japan
Adams Aircraft Ltd.	Japan
Anson Aircraft Ltd.	Japan
Ascot Aircraft Ltd.	Japan

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
BALTIC AIRCRAFT LTD.	Japan
Bishop Aircraft Ltd.	Japan
Brisbane Aircraft Ltd.	Japan
Bristol Aircraft Ltd.	Japan
Bronte Aircraft Ltd.	Japan
Cabot Aircraft Ltd.	Japan
Canberra Aircraft Ltd.	Japan
Citigroup Asset Finance Japan Ltd.	Japan
Clovelly Aircraft Ltd.	Japan
Coogee Aircraft Ltd.	Japan
Coventry Aircraft Ltd.	Japan
CSA ROBIN AIRCRAFT LTD.	Japan
CSA SWAN AIRCRAFT LTD.	Japan
Dallas Aircraft Ltd.	Japan
Detroit Aircraft Ltd.	Japan
Donau Aircraft Ltd.	Japan
Drake Aircraft Ltd.	Japan
Eagle Aircraft Ltd.	Japan
Eiffel Aircraft Ltd.	Japan
Elbe Aircraft Ltd.	Japan
EMS Aircraft Ltd.	Japan
ENNS Lease Co., Ltd.	Japan
Europe Aircraft Ltd.	Japan
Fairfield Aircraft Ltd.	Japan
Honolulu Aircraft Ltd.	Japan
Hudson Aircraft Ltd.	Japan
JL Crest Lease Co., Ltd.	Japan

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
JL Rouge Lease Co., Ltd.	Japan
JL Skyline Lease Co., Ltd.	Japan
Jupiter Aircraft Ltd.	Japan
Kiruna Aircraft Ltd.	Japan
Knight Aircraft Ltd.	Japan
LA Aircraft Ltd.	Japan
LEONE LEASE LTD.	Japan
Linden Citiaircraft Ltd.	Japan
Louvre Aircraft Ltd.	Japan
Main Aircraft Ltd.	Japan
Melbourne Aircraft Ltd.	Japan
Mellery Aircraft Ltd.	Japan
Milwaukee Aircraft Ltd.	Japan
Nashville Aircraft Ltd.	Japan
Neckar Aircraft Ltd.	Japan
Orchid Aircraft Ltd.	Japan
Orion Investment Ltd.	Japan
Oxford Aircraft Ltd.	Japan
Phoenix Aircraft Ltd.	Japan
Quebec Aircraft Ltd.	Japan
Rhein Aircraft Ltd.	Japan
Scott Aircraft Ltd.	Japan
Seagull Aircraft Ltd.	Japan
Seattle Aircraft Ltd.	Japan
St. Louis Aircraft Ltd.	Japan
Stamford Aircraft Ltd.	Japan
Sydney Aircraft Ltd.	Japan

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation,

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Tampa Aircraft Ltd.	Japan
Vancouver Aircraft Ltd.	Japan
Washington Aircraft Ltd.	Japan
Citicorp Merchant Bank Limited	Trinidad & Tobago
Citibank (Trinidad & Tobago) Limited	Trinidad & Tobago
Citicorp Pension Management Ltd.	Bahamas
Citicorp Securities (Japan) Limited	Cayman Is.
Citicorp Securities (Thailand) Ltd.	Thailand
Citicorp Securities International (RP) Inc.	Philippines
Citicorp Financial Services and Insurance Brokerage Philippines, Inc. *	Philippines
Citicorp Securities West Africa	Ivory Coast
Citicorp Services Limited	New Zealand
Citibank Nominees (New Zealand) Limited	New Zealand
Citicorp New Zealand Limited	New Zealand
TwoStarz Trustee Limited	New Zealand
Citicorp Servium S.A.	Peru
Citicorp Peru S.A. Sociedad Agente de Bolsa *	Peru
Citicorp Peru Sociedad Titulizadora S.A.	Peru
Citileasing S.A. *	Peru
Citicorp Software and Technology Services (Shanghai) Limited	China
Citicorp Subsahara Investments, Inc.	Delaware
Citicorp Trustee (Singapore) Limited	Singapore
Citicredito S.A.	Honduras
Citidatos S.A.	Ecuador
Citifinance Limited	Jamaica
Citimerchant Bank Limited	Jamaica
Citifinance S.A.	Haiti

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation,

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citigroup Global Markets (Chile) S.A.	Chile
Citicorp Chile Administradora General de Fondos S.A.	Chile
Citigroup (Chile) S.A. Corredores de Bolsa	Chile
Servicios Financieros Citibank (Chile) S.A.	Chile
Citigroup Asia Pacific Holding Corporation	Delaware
Citigroup Holding (Singapore) Private Limited	Singapore
Citibank (Hong Kong) Limited	Hong Kong
Citibank Pty Limited	Australia
BPQ (Hong Kong) Partnership *	Hong Kong
Citibank Australia Staff Superannuation Limited	Australia
Citicorp Capital Markets Australia Limited	Australia
Citisecurities Limited	Australia
Citicorp Investments Limited *	Australia
Citicorp Limited	Australia
Citicorp General Insurance Limited	Australia
Citicorp Life Insurance Limited	Australia
Citi corp Insurance and Investment Trust	Australia
Citicorp Nominees Pty. Limited	Australia
Oneport Pty Limited	Australia
Outsourcing Investments Pty. Limited	Australia
Integrated Process Solutions Pty Ltd	Australia
Phinda Pty. Limited	Australia
Tarwood Pty. Limited	Australia
Citibank Singapore Limited	Singapore
Citicorp Commercial Finance (H.K.) Limited	Hong Kong
Citicorp International Limited	Hong Kong
Citicorp Investment Bank (Singapore) Limited	Singapore

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation,

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citigroup Trade Services (Malaysia) Sendirian Berhad	Malaysia
Citinversiones, S.A.	Guatemala
Citilease Finansal Kiralama Anonim Sirketi	Turkey
CitiLeasing (Hungary) Ltd.	Hungary
Citileasing Egypt S.A.E.	Egypt
Citileasing s.r.o.	Czech Republic
Citinvest Casa de Bolsa Sociedad Anonima	Paraguay
Citinvestment Chile Limited	Bahamas
CitiProperties (BVI) Limited	British Virgin Is.
CitiRealty China (BVI) Limited	British Virgin Is.
Citiseguros Puerto Rico, Inc.	Puerto Rico
CitiService S.p.A.	Italy
Cititrust (Kenya) Limited	Kenya
Cititrust (Mauritius) Limited	Mauritius
Cititrust (Singapore) Limited	Singapore
Cititrust and Banking Corporation	Japan
Citivalores de Honduras, S.A.	Honduras
Citivalores, S.A.	Guatemala
Citivalores, S.A.	Panama
CJSC Citibank Kazakhstan	Kazakhstan
Copelco Capital (Puerto Rico), Inc.	Puerto Rico
CORPIFEXSA, Corporacion de Inversiones y Fomento de Exportaciones S.A.	Ecuador
Cititrading S.A. Casa de Valores	Ecuador
Inmociti S.A.	Ecuador
Inmobirentsa S.A.	Ecuador
Inmobusiness S.A.	Ecuador
Corporacion Citibank G.F.C. S.A.	Costa Rica

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation,

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Asesores Corporativos de Costa Rica, S.A.	Costa Rica
Citibank (Costa Rica) Sociedad Anonima	Costa Rica
Citivalores Puesto de Bolsa, S.A.	Costa Rica
Crescent Services Pte. Ltd.	Singapore
DCE Investments, Inc.	Delaware
Diners Club Europe S.p.A. *	Italy
Diners Club Benelux S.A., The	Belgium
Diners Club Italia S.p.A.	Italy
Diners Club UK Limited	United Kingdom
Di Net Club Societa Per Azioni	Italy
NT Europe S.p.A.	Italy
Decmont 1 LLC	Delaware
Diners Club (Thailand) Limited, The	Thailand
Diners Club Argentina S.A.C. y de T.	Argentina
Diners Travel S.A.C. y de T.	Argentina
Servicios Comerciales S.A.C.I.M. y F.	Argentina
Diners Club de Mexico S.A. de C.V.	Mexico
Diners Club International (Hong Kong) Limited	Hong Kong
Diners Club International (Taiwan) Limited	Taiwan
Diners Club Paraguay S.A.	Paraguay
Diners Club Pty Limited	Australia
Diners Club of Greece Finance Company S.A.	Greece
Diners Club Uruguay S.A.	Uruguay
e-Serve International Limited	India
Eniti LLC	Delaware
Euromaia Finance LLC	Delaware
Farfalla Prima LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation,

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
FHL Investimentos Ltda.	Brazil
Fimen S.A.	Belgium
Citicorp Insurance Services S.A./N.V.	Belgium
Citibank Insurance Brokerage S.A.	Greece
FNC-Comercio e Participacoes Ltda.	Brazil
Chelsea Participacoes Societarias e Investimentos Ltda.	Brazil
Citibank-Corretora de Seguros S.A.	Brazil
Citibank Leasing S.A.-Arrendamento Mercantil	Brazil
Citifinancial Promotora De Negocios & Cobranca Ltda.	Brazil
FOFIP S.A.	Uruguay
Foremost Investment Corporation	Delaware
Forum Fund Services (BVI), Ltd.	British Virgin Is.
Forum Holdings, Ltd.	Bermuda
Forum Fund Services (Cayman), Ltd.	Cayman Is.
Forum Fund Services, Ltd.	Bermuda
Forum Securities Services, Ltd.	Bermuda
FourStarz LLC	Delaware
FiveStarz LLC	Delaware
OneStarz International Trade and Investments Corporation	Delaware
Franklin Loft Finance LLC	Delaware
Bronte Finance Pty Limited	Australia
Coogee Finance Pty Limited *	Australia
Hudson Loft Finance LLC	Delaware
International Capital Funding Limited LLC	Delaware
Hubert Funding Limited LLC	Delaware
FREPERP 1 LLC	Delaware
FREPERP 2 LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation,

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Hanseatic Real Estate B.V. *	Netherlands
Inarco International Bank N.V.	Aruba
Interco (Intermediaciones Comerciales) S.A.	Bolivia
International Finance Associates, B.V.	Netherlands
Citicorp Investment Bank (The Netherlands) N.V.	Netherlands
Inversiones Citicorp (R.D.), S.A.	Dominican Republic
Inversiones y Adelantos, C.A.	Venezuela
JKO Prima LLC	Delaware
JKO Seconda LLC	Delaware
JSCB Citibank (Ukraine)	Ukraine
Menara Citi Holding Company Sdn. Bhd.	Malaysia
Nigeria International Bank Limited	Nigeria
Nostro Investment Corporation	Delaware
Perpica LLC	Delaware
Provencred 1	Cayman Is.
Provencred 2	Cayman Is.
Silefed S.R.L.	Argentina
PT. Citigroup Finance Indonesia *	Indonesia
PT. Citigroup Securities Indonesia	Indonesia
Repfin Ltda.	Colombia
Citivalores S.A. Comisionista de Bolsa *	Colombia
Compania Exportadora Cityexport S.A. en Liquidacion *	Colombia
Scottish Provident (Irish Holdings) Limited	Ireland
Sepraci 3 LLC	Delaware
Sepraci 1 LLC	Delaware
Nouvelle Entreprise De Developpement Financier "NEDFI" SAS	France
Sepraci 2 LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation,

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Tarjetas de Chile S.A.	Chile
Vialattea LLC	Delaware
Buconero LLC	Delaware
Washington & Watts LLC	Delaware
Winthorpe LLC	Delaware
Anglesea LLC	Delaware
Worldwide Sales & Advisory Sdn. Bhd.	Malaysia
Yonder Investment Corporation	Delaware
Compania Previsional Citi S.A. *	Argentina
Siembra Administradora de Fondos de Jubilaciones y Pensiones S.A. *	Argentina
Latin American Investment Bank Bahamas Limited	Bahamas
Brazil Bond Trust	New York
Citibank Brazilian Annex VI Trust	New York
Canary Fundo De Aplicacao Em Quotas De Fundo De Investimento	Brazil
Foreign Investment—Fundo De Investimento Financeiro	Brazil
Citibrazil Bond Fund—Fundo De Investimento Financeiro*	Brazil
ZAO KB "Citibank"	Russia
Citileasing OOO	Russia
Citibank Strategic Technology Inc.	Delaware
Citibank Zambia Limited	Zambia
CitiCapital Commercial Corporation	Delaware
Associates Capital Investments, L.L.C.	Delaware
Joliet Generation II, LLC	Delaware
Powerton Generation II, LLC	Delaware
Associates Capital Services Corporation	Indiana
Associates Commercial Leasing Company, Inc.	Delaware
CitiCapital Commercial Corporation <AL>	Alabama

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation,

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
CitiCapital Commercial Corporation of Louisiana	Louisiana
CitiCapital Commercial Leasing Corporation	Indiana
Associates/Trans-National Leasing, Inc.	Delaware
Fleetmark, Inc.	Tennessee
CitiCapital Small Business Finance, Inc.	Delaware
CitiCapital Trailer Rental, Inc.	Delaware
Fruehauf Finance Company	Michigan
Great Dane Finance Company	Delaware
Premium Lease & Finance, LLC	Delaware
VT Finance, Inc.	Delaware
Citicorp Credit Services, Inc.	Delaware
Citicorp Credit Services, Inc. (USA)	Delaware
Citicorp Development Center, Inc.	Delaware
Citicorp Electronic Commerce, Inc.	New York
Citicorp Finance Puerto Rico, Inc.	Puerto Rico
Citicorp Insurance Services, Inc.	Delaware
Citicorp Leasing, Inc.	Delaware
ADV Three, Inc.	Delaware
CM FSC II Limited	Bermuda
CM FSC III Limited	Bermuda
CM FSC IV, Ltd.	Bermuda
Citicorp Payment Services, Inc.	Delaware
Citicorp Real Estate, Inc.	Delaware
Citicorp Trust, N.A. (Florida)	United States
Citicorp Trust, National Association	United States
Citicorp USA, Inc.	Delaware
Citigroup CCDE Investment Fund LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Milton Power Corp.	Delaware
Citicorp Vendor Finance, Inc.	Delaware
Copelco Capital Funding Corp. I	Delaware
Copelco Capital Funding Corp. II	Delaware
Copelco Capital Funding Corp. III	Delaware
Copelco Capital Funding Corp. IV	Delaware
Copelco Capital Funding Corp. V	Delaware
Copelco Capital Funding Corp. VI	Delaware
Copelco Capital Funding Corp. VIII	Delaware
Copelco Capital Funding Corp. IX	Delaware
Copelco Capital Funding Corp. X	Delaware
Copelco Capital Funding Corp. XI	Delaware
Copelco Capital Funding LLC 2000-1	Delaware
Copelco Capital Funding LLC 2000-2	Delaware
Copelco Capital Funding LLC 98-1	Delaware
Copelco Capital Funding LLC 99-1 *	Delaware
Copelco Capital Funding LLC 99-B	Delaware
Copelco Capital Receivables LLC	Delaware
Copelco Capital Residual Funding LLC I	Delaware
Copelco Credit Funding Corp. IX	Delaware
Copelco Equipment Leasing Corporation	Delaware
Copelco Management Services, Inc.	Delaware
Copelco Manager, Inc.	Delaware
National Equipment Rental Program, Inc.	Delaware
Citicorp Venture Capital Ltd.	New York
Citiflight, Inc.	Delaware
CitiMae, Inc.	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
CitiMortgage Asset Management, Inc.	New York
Cititrust (New Jersey) Limited	Delaware
Cititrust Limited	Hong Kong
Cityspire Realty Corp.	New York
Collister Loft Finance LLC	Delaware
Diners Club International Ltd.	New York
Drake & Co., LLC	Delaware
EAB Community Development Corp.	New York
ECL Funding LLC	Delaware
EXCT LLC	Hawaii
EXCT Holdings, Inc.	Hawaii
EXCT Limited Partnership *	Hawaii
FBS CBNA Loan Funding LLC	Delaware
Forum Accounting Services, Limited Liability Company	Delaware
Forum Administrative Services, Limited Liability Company	Delaware
Forum Financial Group, Limited Liability Company	Delaware
Forum Shareholder Services, Limited Liability Company	Delaware
Gerlach (Nominee) & Co., L.L.C.	Delaware
Hank & Co., L.L.C.	Delaware
Harrison Loft Finance LLC	Delaware
Hurley & Co., L.L.C.	Delaware
International Equity Investments, Inc.	Delaware
CVC/Opportunity Equity Partners, L.P.	Cayman Is.
525 Participacoes S.A.	Brazil
Opportunity Oeste S.A.	Brazil
Opportunity RET S.A.	Argentina
Sweet River Fund	Cayman Is.

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Sweet River Fund Delaware LLC	Delaware
Iguacu Participacoes Ltda.	Brazil
Island Abodes Corp.	New York
KIL Loan Funding LLC	Delaware
King (Nominee) & Co., L.L.C.	Delaware
Kordula & Co., L.L.C.	Delaware
LFC2 Loan Funding LLC	Delaware
Loan Funding I LLC	Delaware
Loan Funding III LLC	Delaware
Loan Funding IV LLC	Delaware
Loan Funding V LLC	Delaware
Loan Funding VI LLC	Delaware
Loan Funding VII LLC	Delaware
Loan Funding VIII LLC	Delaware
Loan Funding IX LLC	Delaware
Loan Funding XI LLC	Delaware
Loan Funding XII LLC	Delaware
Millcreek CBNA Loan Funding LLC	Delaware
Nimer & Co., L.L.C.	Delaware
Peny & Co., L.L.C.	Delaware
Perennially Green, Inc.	New York
One Hunter Street—PGI LLC	New York
44-26 Hunter Street Realty Corporation	New York
SIL Loan Funding LLC	Delaware
SKY CBNA Loan Funding LLC	Delaware
SOL Loan Funding LLC	Delaware
Stately & Co., L.L.C.	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Storms & Co., L.L.C.	Delaware
Stuart & Co., L.L.C.	Delaware
Student Loan Corporation, The	Delaware
SLC Student Loan Receivables I, Inc.	Delaware
Sweeney & Co., L.L.C.	Delaware
THC2 Loan Funding LLC	Delaware
Twelve Polo Realty, Inc.	New York
ULT CBNA Loan Funding LLC	Delaware
Universal Bancorp Services, Inc.	Delaware
Wasco Funding Corp.	New York
Weber & Co., L.L.C.	Delaware
Citibank USA, National Association *	United States
Associates Auto Club Services, Inc.	Indiana
CDC Holdings Inc.	Delaware
Citicorp Diners Club Inc.	Delaware
Citicorp Trust South Dakota	South Dakota
United States Auto Club, Motoring Division, Inc.	Indiana
Watchguard Registration Services, Inc.	Indiana
Citicorp (Mexico) Holdings LLC	Delaware
Grupo Financiero Banamex, S.A. de C.V.	Mexico
Acciones y Valores Banamex, S.A. de C.V. Casa de Bolsa, Integrante del Grupo Financiero Banamex	Mexico
Impulsora De Fondos Banamex, S.A. De C.V.	Mexico
Arrendadora Banamex, S.A. de C.V., Organización Auxiliar del Crédito, Grupo Financiero Banamex	Mexico
Banco Nacional de Mexico, S.A.	Mexico
ABA SIS, S.A. de C.V.	Mexico
Afore Banamex AEGON, S.A. de C.V. *	Mexico
PRH Afore Banamex Aegon, S.A. de C.V.	Mexico

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Servicios Corporativos Afore Banamex, S.A. de C.V.	Mexico
Siefore Banamex Basica 1, S.A. de C.V.	Mexico
Vidapass, Sociedad Anonima de Capital Variable	Mexico
Banamex Accival Asset Management, Ltd.	Ireland
Desarrolladora Mexicana de Inmuebles, S.A. de C.V.	Mexico
EuroAmerican Capital Corporation Limited	Cayman Is
Imref S.A. de C.V.	Mexico
Inmobiliaria Citibank, S.A. de C.V.	Mexico
Inmobiliaria Provincial del Norte, S.A. de C.V.	Mexico
Inmuebles Banamex, S.A. de C.V.	Mexico
Promociones Inmobiliarias Banamex, S.A. de C.V.	Mexico
Promotora de Bienes y Servicios Banamex, S.A. de C.V. *	Mexico
Direccion Profesional de Empresas Afiliadas, S.A.	Mexico
Inteligia, S.A.	Mexico
Procesadora de Plasticos Comerciales, S.A.	Mexico
Servicios Corporativos de Finanzas, S.A. de C.V.	Mexico
Servifondos, S.A. de C.V.	Mexico
Casa de Bolsa Banamex, S.A. de C.V., Grupo Financiero Banamex	Mexico
Pensiones Banamex, S.A. de C.V., Integrante del Grupo Financiero Banamex	Mexico
Seguros Banamex, S.A. de C.V., Integrante del Grupo Financiero Banamex	Mexico
Servicios Corporativos Banamex, S.A. de C.V.	Mexico
Servicios Ejecutivos Banamex, S.A. de C.V.	Mexico
Citicorp Banking Corporation	Delaware
Alternative Investments MGR, Ltd.	Cayman Is.
Associates First Capital Corporation	Delaware
AFSC Agency, Inc. <AZ>	Arizona
AFSC Agency, Inc. <CA>	California

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
AFSC Agency, Inc. <DE>	Delaware
AFSC Agency, Inc. <MT>	Montana
AFSC Agency, Inc. <NM>	New Mexico
AFSC Agency, Inc. <WA>	Washington
Associates Asset Backed Securities Corp.	Delaware
Associates Auto Club Services International, Inc.	Delaware
Associates Capital Bank, Inc.	Utah
Associates Corporation of North America <A Texas Corporation>	Texas
Associates Credit Services, Inc.	Delaware
Associates Diversified Services, Inc.	Delaware
Associates Housing Finance, LLC	Delaware
Associates Information Services, Inc.	Delaware
Associates Real Estate Financial Services Company, Inc.	Delaware
Associates First Capital Mortgage Corporation	Delaware
Associates Venture Capital, LLC	Delaware
Atlantic General Insurance Limited	Bermuda
Atlantic Reinsurance Limited	Bermuda
Capco General Agency, Inc. <MI>	Michigan
CitiFinancial Credit Company	Delaware
American Health and Life Insurance Company	Texas
City Holdings Reinsurance Life Company	Arizona
Sears Life Insurance Company	Texas
Arcadia Financial Ltd.	Minnesota
Arcadia Receivables Capital Corp.	Delaware
Arcadia Receivables Finance Corp.	Delaware
Arcadia Receivables Finance Corp. VI	Delaware
Arcadia Receivables Finance Corp. VII	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Arcadia Receivables Financing Corporation	Minnesota
CC Finance System Incorporated	Delaware
Chesapeake Appraisal and Settlement Services Inc.	Maryland
Chesapeake Appraisal and Settlement Services Agency of Alabama, Inc.	Alabama
Chesapeake Title Reinsurance Company, Inc.	Vermont
Chesapeake West Escrow Services Inc.	California
Citicorp Administrative Services, Inc.	Texas
Citicorp Home Equity, Inc.	North Carolina
CC Consumer Services of Alabama, Inc.	Alabama
CC Home Lenders Financial, Inc.	Georgia
CC Home Lenders, Inc.	Ohio
Citicorp Home Mortgage Services, Inc.	North Carolina
CitiFinancial of West Virginia, Inc.	West Virginia
CitiFinancial Services, Inc. <PA>	Pennsylvania
CitiFinancial, Inc. <TX>	Texas
Citicorp Select, Inc.	Maryland
CitiFinancial Insurance Agency of Florida, Inc.	Florida
Commercial Credit Insurance Agency (P&C) of Mississippi, Inc.	Mississippi
Commercial Credit Insurance Agency of Hawaii, Inc.	Hawaii
Commercial Credit Insurance Agency of Nevada, Inc.	Nevada
Commercial Credit Insurance Agency of New Mexico, Inc.	New Mexico
Citicorp Trust Bank, fsb	United States
CitiFinancial Mortgage Company, Inc.	New York
Associates Home Equity Receivables Corp.	Delaware
CitiFinancial Alabama, Inc.	Alabama
CitiFinancial Company	Delaware
CitiFinancial Consumer Services, Inc.	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
CitiFinancial Corporation <CO>	Colorado
CitiFinancial Delaware LLC	Delaware
CitiFinancial Management Corporation	Maryland
CitiFinancial of Virginia, Inc.	Virginia
CitiFinancial Services, Inc. <CA>	California
CitiFinancial Services, Inc. <DE>	Delaware
CitiFinancial Services, Inc. <GA>	Georgia
CitiFinancial Services, Inc. <MA>	Massachusetts
CitiFinancial Services, Inc. <MN>	Minnesota
CitiFinancial Services, Inc. <MO>	Missouri
CitiFinancial Services, Inc. <OH>	Ohio
CitiFinancial Services, Inc. <UT>	Utah
CitiFinancial Services, Inc. <VA>	Virginia
CitiFinancial, Inc. <HI>	Hawaii
CitiFinancial, Inc. <IA>	Iowa
CitiFinancial Corporation, LLC	Delaware
CitiFinancial Services of Mississippi, LLC	Delaware
CitiFinancial, Inc. <KY>	Kentucky
CitiFinancial Services, Inc. <KY>	Kentucky
CitiFinancial, Inc. <MD>	Maryland
CitiFinancial Services, Inc. <OK>	Oklahoma
CitiFinancial, Inc. <NY>	New York
CitiFinancial, Inc. <OH>	Ohio
CitiFinancial, Inc. <SC>	South Carolina
CitiFinancial, Inc. <TN>	Tennessee
CitiFinancial, Inc. <WV>	West Virginia
CitiFinancial, Inc. NC	North Carolina

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Commercial Credit International, Inc.	Delaware
Park Tower Holdings, Inc.	Delaware
CC Retail Services, Inc.	Delaware
TranSouth Financial Corporation	South Carolina
TranSouth Financial Corporation of Iowa	Iowa
Triton Insurance Company	Missouri
Aristar Insurance Company	South Carolina
Verochris Corporation	Delaware
CitiFinancial Insurance Agency, Inc.	Wyoming
CitiFinancial Mortgage Company (FL), LLC	Delaware
CitiFinancial Mortgage Company, LLC	Delaware
Citigroup Finance Canada Inc.	Canada
CitiCapital Commercial Corporation	Canada
CitiCapital Limited	Canada
CitiCapital Technology Finance Ltd.	Canada
Insurex Canada, Inc.	Canada
Payplan Canada, Inc.	Canada
The Associates Corporation	Delaware
CitiCapital Commercial Leasing Corporation	Canada
CitiFinancial Canada, Inc.	Canada
Citi Commerce Solutions of Canada Ltd.	Canada
CitiFinancial Canada East Corporation	Canada
London and Midland General Insurance Company	Canada
Financial Reassurance Company, Ltd.	Bermuda
First Family Financial Services, Inc. <DE>	Delaware
Second Insurance Agency, Inc.	Missouri
The Associates Payroll Management Service Company, Inc.	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Best Market S.A. *	Argentina
CBC International Real Estate LP LLC	Delaware
CPI Fund Investments LLC *	Delaware
Estithmaar Islamic Real Estate Fund Limited Partnership	Cayman Is.
Tishman Speyer European Strategic Office Fund L.P. *	England
Warrington LP LLC	Delaware
CBC/TST Investments LLC	Delaware
CGI Private Equity LP LLC	Delaware
TGI Citigroup I Ltd.	Cayman Islands
Tribeca Global Investments Ltd. *	Cayman Islands
TGI Citigroup II Ltd.	Cayman Islands
Citi FCP S.A.	Luxembourg
Citi Islamic Investment Bank E.C.	Bahrain
Citi Islamic Portfolios S.A.	Luxembourg
Citibank (Switzerland)	Switzerland
Legion Portfolios (Luxembourg)	Luxembourg
Citibank (West) Bancorp Inc.	Delaware
Citibank (West) Holdings Inc.	Delaware
Citibank (West), FSB	United States
Auto One Acceptance Corporation	Texas
Cal Fed Holdings, Inc.	California
FNB Real Estate Corp.	Texas
CitiMortgage, Inc.	Delaware
Citicorp Mortgage Securities, Inc.	Delaware
CMC Insurance Agency, Inc.	Michigan
First Collateral Services, Inc.	Delaware
Five Star Service Corporation	California

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
FNC Insurance Agency, Inc.	California
Cal Fed Insurance Agency, Inc.	California
MHMC Insurance Agency, Inc.	Michigan
Principal Residential Mortgage, Inc.	Iowa
SOMSC Services, Inc.	Michigan
Verdugo Trustee Service Corporation	California
First Estate Corporation	California
GLENFED Development Corp.	California
Franciscan Financial Corporation	California
San Francisco Auxiliary Corporation	California
Unified Mortgage, LLC	Delaware
Citicorp Investment Services	Delaware
Principal Mortgage Reinsurance Co.	Vermont
Citibank, Federal Savings Bank	United States
First Savings Corporation	Illinois
West Suburban Investments, Inc.	Illinois
First Paddle Creek, Inc.	Florida
West Florida Investments, Inc.	Florida
West Suburban Investments, Inc. of California	California
West Suburban Investments, Inc. of Colorado	Colorado
Citicorp (Jersey) Limited	Jersey, Channel Is.
Citicorp Capital Investors Europe Limited	Delaware
Citicorp Community Development, Inc.	New York
Citicorp Data Systems Incorporated	Delaware
Citicorp Delaware Services, Inc.	Delaware
Citicorp Funding, Inc.	Delaware
Citicorp Global Holdings, Inc.	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citicorp Information Technology, Inc.	Delaware
Citicorp Insurance USA, Inc.	Vermont
Citicorp International Finance Corporation	Delaware
Brazil Holdings Inc. Limited	Bahamas
Co-Investment Limited II (M-Tel)	Cayman Islands
Co-Investment II Luxco S.a.r.l.	Luxembourg
Co-Investment Limited Partnership I	Cayman Islands
Co-Investment Limited Partnership V (SOL)	Cayman Is.
Sundance Investment, LLC	Delaware
Travelya!.com, Inc.	Florida
Citicorp International Life Insurance Company, Ltd.	Bermuda
Citicorp International Trade Indemnity, Inc.	New Jersey
Citicorp International Trading Company, Inc.	Delaware
Citicom de Mexico, S.A. de C.V.	Mexico
Citicorp International Trading Company Argentina S.A.	Argentina
Citicorp Trading S.A.	Brazil
Esmeril Trading Lda	Portugal
Marchante Trading Lda	Portugal
Trevano Servicos e Gestao Lda	Portugal
Citicorp Investment Management (Luxembourg) S.A.	Luxembourg
Citicorp Securities Asia Pacific Limited	Hong Kong
Asia Investors LLC *	Delaware
Citibank Global Asset Management (Asia) Limited	Hong Kong
Citicorp Securities Investment Consulting Inc.	Taiwan
Citicorp Strategic Technology Corporation	Delaware
Citicorp Trust Company (Maryland)	Maryland
CitiDel, Inc.	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citigroup Alternative Investments Private Equity GP LLC	Delaware
Citigroup Global Investments Offshore Investment Holdings Ltd.	Cayman Is.
Citigroup Global Investments Real Estate LP LLC	Delaware
Citigroup Private Bank GP, Inc.	Delaware
The Citigroup Private Bank Employee Co-Investment Program (Feeder), Ltd.	Cayman Is.
Citigroup Property Investors Global Real Estate Public Securities LLC	Delaware
Citigroup Property Investors US Real Estate Public Securities LLC	Delaware
Citigroup Property Limited	England
Citigroup Services (Japan) Ltd.	Cayman Is.
Citigroup Technology, Inc.	Delaware
Citigroup Venture Capital Manager Holdings, Ltd.	Delaware
CVC Management LLC	Delaware
Citigroup Washington, Inc.	District of Columbia
Citilife S.A./N.V.	Belgium
CitiMoney S.A.	Luxembourg
Citishare Corporation	Delaware
Cititrust S.p.A.-Istituto Fiduciario	Italy
CMI of Delaware, Inc.	Delaware
Copelco Reinsurance Company, Ltd.	Bermuda
Court Square Capital Limited	Delaware
Advanced Molded Packaging LLC	Delaware
Empaques Moldeados de America SRL de C.V. *	Mexico
Empaques Moldeados de America Internacionales SRL de C.V.	Mexico
Empaques Moldeados de America Techologias SRL de C.V.	Mexico
Citicorp Technology Holdings Inc.	Delaware
Orbitech Limited	India
Citicorp Venture Capital (Cayman) Ltd.	Cayman Is.

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citicorp Venture Capital Investors Limited	Cayman Is.
Citigroup Venture Capital GP Holdings, Ltd.	Delaware
CVC Executive Fund LLC	Delaware
CVC/SSB Employee Fund, LP	Delaware
Citigroup Venture Capital LP Holdings, Ltd.	Delaware
Citigroup Venture Capital Equity Partners, L.P. *	Delaware
Arizant Inc.	Minnesota
Erico International Corporation	Ohio
Flender Holding Company S.A.	Luxembourg
Strategic Industries, LLC	Maryland
Co-Investment LLC VII (Intcomex)	Delaware
Intcomex, Inc.	Delaware
Delco Remy International, Inc. *	Delaware
DN Capital Management, L.P.	Channel Is.
FCC Holding Corporation	Delaware
MSX International, Inc. *	Delaware
STT, LLC	Delaware
Standard Steel Holdings, LLC	Delaware
EM Special Opportunities Fund III LLC	Delaware
EM Special Opportunities Citigroup Ltd. *	Cayman Is.
ESO GP L.L.C.	Delaware
Warrington GP LLC	Delaware
Housing Securities, Inc.	Delaware
Inversiones Citiminera S.A.	Chile
Mortgage Capital Funding Inc.	Delaware
Siembra Seguros de Retiro S.A. *	Argentina
Siembra Seguros de Vida S.A. *	Argentina

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Universal Financial Corp.	Utah
Citicorp Capital I	Delaware
Citicorp Capital II	Delaware
Citicorp Capital Investors, Limited	Delaware
Citicorp Mezzanine Partners III, L.P.	Delaware
Citicorp Mezzanine Partners, L.P.	New York
CVC Capital Funding, Inc.	Delaware
CVC Capital Funding, LLC	Delaware
World Equity Partners, L.P.	Delaware
World Subordinated Debt Partners, L.P.	Delaware
Citicorp National Services, Inc.	Delaware
Citicorp North America, Inc.	Delaware
1025 Vermont Investors, L.L.C. *	Delaware
ADV One, Inc.	Delaware
Asset D Vehicle, Inc.	Delaware
CG Casey I, LLC	Delaware
Citicorp Churchill Lease, Inc.	Delaware
Citicorp Epic Finance, Inc.	Delaware
Citicorp FSC II Ltd.	Bermuda
Citicorp Global Lease, Inc.	Delaware
Citicorp MT Aquarius Ship, Inc.	Delaware
Citicorp MT Aries Ship, Inc.	Delaware
Citicorp Sierra Lease, Inc.	Delaware
Citicorp Translease, Inc.	Delaware
CGI Capital, Inc.	Delaware
Citicorp Lescaman, Inc.	New York
Citicorp Petrolease, Inc.	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citicorp Tulip Lease, Inc.	Delaware
CM Leasing Member 1995 Trust-A2	Delaware
Citimarlease (Burmah I), Inc.	Delaware
Citimarlease (Burmah I), Inc. UTA (9/28/72) *	Delaware
Citimarlease (Burmah Liquegas), Inc.	Delaware
Citimarlease (Burmah Liquegas), Inc. UTA (9/28/72) *	Delaware
Citimarlease (Burmah LNG Carrier), Inc.	Delaware
Citimarlease (Burmah LNG Carrier), Inc. UTA (9/28/72) *	Delaware
Citimarlease (Fulton), Inc.	Delaware
Citimarlease (Whitney), Inc.	Delaware
CitiFinancial Mortgage Securities Inc.	Delaware
CM FSC I LTD.	Bermuda
CM Leasing Member 1995 Trust-A1	Delaware
CM North America Holding Company	Canada
CM Leasing Company *	Canada
CM Tulip Holding Company *	Canada
ESSL 1, Inc.	Delaware
ESSL 2, Inc.	Delaware
Event Driven Portfolio LLC	Delaware
FCL Ship One, Inc.	Delaware
FCL Ship Three, Inc.	Delaware
FCL Ship Two, Inc.	Delaware
Grand River Navigation Company *	Delaware
Legion Strategies LLC	Delaware
Lower Lakes Towing Ltd.	Canada
Lower Lakes Transportation Company	Delaware
POP Trophy I Inc.	New York

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
POP Trophy Inc.	New York
Pritired 1 LLC	Delaware
Pritired 2 LLC	Delaware
S.P.L., Inc.	Delaware
SOMANAD 1 LLC	Delaware
SOMANAD 2 LLC	Delaware
Citicorp Services Inc.	Delaware
CitiInsurance International Holdings Inc.	Delaware
Citi Fubon Life Insurance Company Hong Kong Limited	Hong Kong
CDMK, Inc.	Korea
Citigroup Direct Marketing Japan Co., Ltd.	Japan
CitiInsurance do Brasil Vida e Previdencia S.A.	Brazil
CitiInsurance Polska Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna	Poland
Custom Capital Partners, LLC	Delaware
Custom Capital Partners (International), LLC	Cayman Is.
Winter Capital Consulting LLC	Delaware
Holding BUSA II, S. de R.L. de C.V.	Mexico
Holding BUSA, S. de R.L. de C.V.	Mexico
Banamex USA Bancorp	California
California Commerce Bank	California
Communico	California
Citigroup Investment Holdings Inc.	Delaware
Citigroup Investments Inc.	Delaware
Citigroup Alternative Investments LLC	Delaware
CAI RE Mezzanine Advisor III, LLC	Delaware
CT Mezzanine Fund III Manager LLC	Delaware
Citigroup Alternative Investments GP, LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Citigroup Alternative Investments European Fund Advisor LLC *	Delaware
Citigroup Alternative Investments General Real Estate Mezzanine Investments II, LLC	Delaware
CT Mezzanine Partners II, L.P. *	Delaware
CT MP II LLC *	Delaware
Citigroup Alternative Investments Opportunity Fund IV Associates, LLC *	Delaware
Tishman Speyer/Citigroup Alternative Investments Associates IV, L.L.C.	Delaware
Tishman Speyer/Citigroup Alternative Investments Real Estate Venture IV, L.L.C. *	Delaware
Citigroup Alternative Investments Opportunity Fund V Associates (Domestic), L.L.C.	Delaware
Tishman Speyer/Citigroup Alternative Investments Associates V (Domestic), L.L.C.	Delaware
Citigroup Alternative Investments Opportunity Fund V Associates (International), LLC	Delaware
TST International Fund V, GP, LLC	Delaware
Stichting TST Dutch Foundation	Netherlands
TST International Fund V CV, GP, L.L.C.	Delaware
Tishman Speyer/Citigroup Alternative Investments International Real Estate Venture V, C.V. *	Netherlands
European GREIO/TIC Real Estate Investments LLC *	Delaware
GREIO Islamic GP LLC	Delaware
GREIO Al-Soor Realty L.P. *	Delaware
Courtney Park Leasehold, LLC	Florida
CTK Investors 1 LP	Delaware
CTK Investors 2 LP	Delaware
Dunhill-Lexington Leasehold LLC	Delaware
Gatehouse Leasehold LLC	Delaware
Highpoint Investors LP	Delaware
Holland Leasehold LLC	Delaware
Muirfield Leasehold LLC	Delaware
Park Knoll Leasehold LLC	Delaware
Tribeca Global Management LLC	Delaware

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

CITIGROUP INC. as of December 31, 2004

Place of Incorporation
Trumbull Street Investments LLC	Delaware
Citigroup Management Corp.	Delaware
FS Securities Holdings Inc.	Delaware
FS Asia Holdings LLC	Delaware
MRC Holdings, Inc.	Delaware
Smith Barney Corporate Trust Company	Delaware
The Geneva Group, LLC	Delaware
The Geneva Companies, LLC	Delaware
Geneva Capital Markets, LLC	Delaware
Geneva II LLC	Delaware
Travelers Auto Leasing Corporation	Delaware
Travelers Group Diversified Distribution Services, Inc.	Delaware
Travelers Group Exchange, Inc.	Delaware
Travelers Group International LLC	Delaware
TRV Employees Investments, Inc.	Delaware
Citigroup GSP Employees Fund, L.P.	Delaware
Total Records: 1601

*
Indicates that the subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

**
Citigroup owns 50% of CitiStreet LLC in joint venture with State Street Corporation

QuickLinks

Exhibit 21.01